AUSTIN GLOBAL EQUITY FUND
--------------------------------------------------------------------------------

Two Portland Square                                       Shareholder Inquiries
Portland, ME  04101                                       Forum Financial Corp.
                                                          P.O. Box 446
                                                          Portland, ME  04112
                                                          207-879-0001

--------------------------------------------------------------------------------
ANNUAL REPORT                                                     MARCH 31, 1997
--------------------------------------------------------------------------------

May 23, 1997

Dear Shareholder,

We are pleased to present this report on the operations of the Austin Global Equity Fund for the period ending March 31, 1997. Throughout this period, we have continued to diversify the Fund's investments among the global markets and to seek attractive investment opportunities worldwide, even though the Asian and European markets lagged the comparable U.S. markets. Nevertheless, we are convinced that the global markets provide attractive long-term opportunities, particularly in economies undergoing fundamental changes and among state managed entities that are becoming outstanding privatized companies.

The Japanese economy, for example, is not only recovering from one of its worst recessions in more than fifty years, but is also embarking on important structural reforms. Therefore, as we anticipate the implementation of these reforms to be a lengthy one, we see the Japanese market as having promising opportunities for long-term investment.

We  have  also  expressed  our  investment  convictions  by our  investments  in privatized companies in England, the Netherlands, Italy and Malaysia. We anticipate additional investment in privatized companies as we identify individual companies with interesting long-term growth potential coupled with reasonable prices.

Our adherence to these investment principles has been borne out by comparing the Fund's long term performance against its peers. The fund has earned a four star (`em) rating for its overall risk-adjusted performance from Morningstar and was rated among 478 international equity funds for the 3-year period ended 3/31/97.1 During this period, the Fund's annualized rate of return was 12.82% per year, compared to 10.68% for the Morningstar World Stock Fund Average (the "MWSF") and 12.78% for the Morgan Stanley Capital International World Index (the "MSCI").

For the year ended March 31, 1997, the Fund's total return was 8.51%, compared to 9.36% for the MSCI and 10.67% for the MWSF. Since its inception on December 9, 1993, the Fund's annualized compounded return is 11.19%, compared to 11.96% for the MSCI and 11.41% for the MWSF.

In the short term, the Fund's performance is largely dependent upon the economic conditions prevailing in the market with the greatest weighting of investments in any given period. We believe, however, that the value we seek today will rise to the top over the long haul. With this principle in mind, we will continue to strive for outstanding performance for our investors. Thank you for your continued support and interest in the Fund.

Regards,



Peter A. Vlachos
Austin Investment Management, Inc.


--------
1 MORNINGSTAR PROPRIETARY RATINGS REFLECT HISTORICAL RISK-ADJUSTED PERFORMANCE AS OF 3/31/97. THESE RATINGS MAY CHANGE MONTHLY AND ARE CALCULATED FROM THE FUND'S 3 YEAR AVERAGE ANNUAL RETURN IN EXCESS OF 90-DAY TREASURY BILL RETURNS WITH APPROPRIATE FEE ADJUSTMENTS AND A RISK FACTOR THAT REFLECTS FUND PERFORMANCE BELOW 90-DAY TREASURY BILL RETURNS. THE 1-YEAR RATING IS CALCULATED USING THE SAME METHODOLOGY, BUT IT IS NOT A COMPONENT OF THE OVERALL RATING. THE FUNDS' RATING FOR THE 3 YEAR PERIOD IS 4 STARS. FOR THE L-YEAR PERIOD, THE FUND RECEIVED 3 STARS AND WAS RATED AMONG 939 INTERNATIONAL EQUITY FUNDS. TEN PERCENT OF THE FUNDS IN AN INVESTMENT CATEGORY RECEIVE 5 STARS, THE NEXT 22.5% RECEIVE 4 STARS AND THE NEXT 35% RECEIVE 3 STARS.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S ADVISER HAS WAIVED A PORTION OF ITS FEES. IN THE ABSENCE OF THESE WAIVERS, PERFORMANCE FIGURES WOULD BE LOWER. FORUM FINANCIAL SERVICES, INC. IS THE FUND'S DISTRIBUTOR.

                            AUSTIN GLOBAL EQUITY FUND
               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                                 MARCH 31, 1997

The following chart compares changes in the value of a $10,000 investment in the Fund, including reinvested dividends and distributions, against the Morgan Stanley Capital International World Index ("MSCI").



 AUSTIN GLOBAL EQUITY FUND VS. MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


                                    9-Dec-93    31-Dec-93   31-Mar-94    31-Mar-95   31-Mar-96   31-Mar-97
Austin Global Equity               $ 10,000     $ 10,000   $   9,890     $ 10,230    $ 13,092    $ 14,206
Morgan Stanley Captial
   International World Index       $ 10,000     $ 10,487    $ 10,551     $ 11,534    $ 13,844    $ 15,139



The MSCI measures the performance of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. The MSCI in unmanaged and returns do not include the reinvestment dividends. It is not possible to invest directly in any index. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.



INVESTMENT VALUE ON 3/31/97
Austin Global Equity Fund                               $  14,206
Morgan Stanley Capital International World Index        $  15,139


AVERAGE ANNUAL TOTAL RETURN            ONE YEAR           INCEPTION TO DATE*
                                     -------------       --------------------
Austin Global Equity Fund               8.5%                        11.2%
Morgan Stanley Capital
    International World Index           9.4%                        12.0%


*Inception date for Austin Global Equity Fund was December 8, 1993.


                                        2               FORUM FUNDS (R)

                            AUSTIN GLOBAL EQUITY FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 1997




ASSETS:
    INVESTMENTS (NOTE 2):
        INVESTMENTS AT COST ........................................   $  7,751,755
        NET UNREALIZED APPRECIATION (DEPRECIATION) .................      2,530,658
                                                                          ---------
            TOTAL INVESTMENTS AT VALUE .............................     10,282,413
    INTEREST, DIVIDENDS AND OTHER RECEIVABLES ......................         28,087
    ORGANIZATION COSTS, NET OF AMORTIZATION (NOTE 2) ...............         30,319
                                                                          ---------
TOTAL ASSETS .......................................................     10,340,819
                                                                          ---------

LIABILITIES:
      PAYABLE TO ADVISER (NOTE 3) ..................................          2,290
      PAYABLE TO OTHER RELATED PARTIES (NOTE 3) ....................          2,249
      ACCRUED FEES AND OTHER EXPENSES ..............................         46,990
                                                                           --------
TOTAL LIABILITIES ..................................................         51,529
                                                                           --------

NET ASSETS .........................................................   $ 10,289,290
                                                                         ==========


COMPONENTS OF NET ASSETS:
      PAID IN CAPITAL ..............................................   $  8,021,638
      UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS ........      2,530,658
      ACCUMULATED NET REALIZED GAIN (LOSS) .........................      (263,006)
                                                                           --------

NET ASSETS .........................................................   $ 10,289,290
                                                                         ==========

SHARES OF BENEFICIAL INTEREST ......................................        801,074
                                                                            =======

NET ASSET VALUE (OFFERING AND REDEMPTION
      PRICE PER SHARE) ................................................     $ 12.84
                                                                              =====




See notes to Financial Statements.         3               FORUM FUNDS (R)

                           AUSTIN GLOBAL EQUITY FUND
                            STATEMENTS OF OPERATIONS





                                                                 Nine Months Ended   Year Ended
                                                                 March 31, 1997   June 30, 1996
                                                                 --------------    -----------
INVESTMENT INCOME:
     Dividend income .............................................     $  84,125        119,618
     Interest income .............................................        27,108         30,567
                                                                     -----------    -----------
Total  investment income .........................................       111,233        150,185
                                                                     -----------    -----------

EXPENSES:
     Investment advisory  (Note 3) ...............................       118,156        142,592
     Administration  (Note 3) ....................................        19,693         23,765
     Distribution  (Note 3) ......................................         1,731          2,291
     Transfer agent  (Note 3) ....................................        20,781         22,218
     Custody .....................................................         4,889          5,946
     Accounting  (Note 3) ........................................        27,000         39,000
     Audit .......................................................        16,188         14,542
     Legal .......................................................        20,529         21,393
     Trustees ....................................................         2,960          7,726
     Amortization of organization costs (Note 2) .................         5,978          7,971
     Registration ................................................         7,316          4,292
     Reporting ...................................................        13,658          2,441
     Miscellaneous ...............................................         7,716         14,955
                                                                     -----------    -----------
Total expenses ...................................................       266,595        309,132
     Fees waived (Note 3) ........................................       (69,562)       (71,022)
                                                                     -----------    -----------
Net expenses .....................................................       197,033        238,110
                                                                     -----------    -----------

NET INVESTMENT INCOME (LOSS) .....................................       (85,800)       (87,925)
                                                                     -----------    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on investments sold ................      (304,425)     1,258,826
     Net change in unrealized appreciation
     (depreciation) on investments ...............................       965,563        229,692
                                                                     -----------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
      ON INVESTMENTS .............................................       661,138      1,488,518
                                                                     -----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS ...................................     $ 575,338    $ 1,400,593
                                                                     ===========    ===========

See notes to Financial Statements.         4               FORUM FUNDS (R)

                            AUSTIN GLOBAL EQUITY FUND
                       STATEMENTS OF CHANGES IN NET ASSETS




                                                          Nine Months       Year           Year
                                                            Ended           Ended          Ended
                                                        March 31, 1997   June 30, 1996   June 30, 1995
                                                      ---------------- ---------------  ----------------

NET ASSETS - Beginning of Period ....................... $ 10,325,740    $ 8,473,594     $ 7,645,637
                                                         ------------   ------------     -----------

OPERATIONS:
    Net investment income (loss) .......................     (85,800)       (87,925)       $  33,819
    Net realized gain (loss) on
          investments sold .............................    (304,425)     1,258,826         (137,102)
    Net change in unrealized appreciation (depreciation)
       on investments ..................................     965,563        229,692        1,450,500
                                                         ------------   ------------    ------------
        Net increase (decrease) in net assets resulting
        from operations ................................     575,338      1,400,593        1,347,217
                                                         ------------   ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net realized gain on investments ...................    (842,069)      (199,483)           --
                                                         ------------   ------------    ------------

CAPITAL SHARE TRANSACTIONS (a):
    Sale of shares .....................................     214,455        842,317        1,247,864
    Reinvestment of distributions ......................     841,133        198,975            --
    Redemption of shares ...............................    (825,307)      (390,256)     (1,767,124)
                                                         ------------   ------------    ------------
        Net increase (decrease) in capital transactions      230,281        651,036        (519,260)
                                                         ------------   ------------    ------------

        Net increase (decrease) ........................     (36,450)     1,852,146         827,957
                                                         ------------   ------------    ------------

NET ASSETS - End of Period (Including line b) ..........$ 10,289,290   $ 10,325,740    $  8,473,594
                                                         ============   ============    ============


(a) Shares Issued (Redeemed)
        Sale of shares                                        15,520         68,184          122,991
        Reinvestment of distributions                         63,196         16,550             -
        Redemption of shares                                 (60,694)       (32,250)        (172,895)
                                                       --------------   -------------   -------------
             Net increase (decrease) in shares                18,022         52,484          (49,904)
                                                       ===============  ==============  =============

(b) Accumulated  undistributed net investment income:        $  -            $   -           $ 33,819
                                                        =============== ==============  ==============


See Notes to Financial Statements.          5                FORUM FUNDS(R)

                            AUSTIN GLOBAL EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                                 MARCH 31, 1997


COMMON STOCKS (85.7%)                           SHARES        VALUE
                                                ------       ------
    .....................................
GERMANY (6.0%)
RWE AG ..................................        8,000   $  357,710
SAP AG ..................................        1,500      255,336
                                                            -------
                                                            613,046
                                                            -------
HONG KONG (1.1%)
Hong Kong and China Gas Co., Ltd., ADR ..       60,000      112,650
                                                            --------

ITALY (5.4%)
Telecom Italia Mobile SpA ...............      150,000      431,580
Telecom Italia SpA ......................       50,000      124,980
                                                            --------
                                                            556,560
                                                            -------
JAPAN (2.8%)
Nisshinbo Industries, Inc.(a) ...........       20,000      131,976
Tokio Marine & Fire Insurance Co., ADR ..        3,000      152,250
                                                            --------
                                                            284,226
                                                            -------
MALAYSIA (1.5%)
Nestle (Malaysia) Berhad ................        9,500       75,101
Telekom Malaysia Berhad .................       10,000       77,844
                                                            --------
                                                            152,945
                                                            -------
NETHERLANDS (8.7%)
Aegon NV, ADR ...........................        6,265      434,635
Royal Dutch Petroleum Co. ...............        1,500      262,500
Royal PTT Nederland NV, ADR .............        5,434      196,983
                                                            -------
                                                            894,118
                                                            -------
SINGAPORE (1.0%)
Development Bank of Singapore ...........        5,000       58,119
Fraser & Neave, Ltd. ....................        6,000       48,986
                                                            --------
                                                            107,105
                                                            -------
SWITZERLAND (4.3%)
Bank Fuer International Zahlungsausgleich           25      185,684
Roche Holdings, Ltd., ADR ...............        3,000      259,159
                                                            --------
                                                            444,843
                                                            -------
UNITED KINGDOM (16.7%)
B.A.T. Industries plc, ADR ..............       15,000      249,375
Boosey & Hawkes plc(b) ..................       15,000      192,729
British Energy plc(b) ...................       90,000      188,415
Cable & Wireless plc, ADR ...............       10,000      237,500
EMI Group plc ...........................       10,000      183,083
HSBC Holdings plc, ADR ..................        1,000      232,287
Lowndes Lambert Group Holdings plc(a) ...       20,000       34,974
Reuters Holdings plc, ADR ...............        2,500      145,470
RTZ Corp. plc, ADR ......................        4,000      250,500
                                                            -------
                                                          1,714,333
                                                          ---------
UNITED STATES (38.2%)
Cascade Communications Corp.(a) .........        9,000      237,375
Chris-Craft Industries, Inc.(a) .........        5,150      204,069
Cisco Systems, Inc.(a) ..................        4,000      192,500


See notes to Financial Statements.         6               FORUM FUNDS (R)

                            AUSTIN GLOBAL EQUITY FUND
                       SCHEDULE OF INVESTMENTS (continued)
                                 MARCH 31, 1997


                                                        SHARES/FACE       VALUE
                                                        -----------     -------

Dailey Petroleum Services Corp.(a) ...............         7,500   $    50,625
DBT Online, Inc.(a) ..............................         5,000       210,000
Intel Corp. ......................................         3,000       417,375
Knightsbridge Tankers Ltd.(a) ....................         5,000       121,250
Kos Pharmaceuticals, Inc.(a) .....................        12,000       240,000
Liberty Financial Cos., Inc. .....................         5,000       202,500
Nationwide Financial Services, Inc.(a) ...........        10,800       278,100
NeoPath, Inc.(a) .................................        10,000       137,500
Oracle Corp.(a) ..................................         8,500       327,782
Philip Morris Cos., Inc. .........................         2,000       228,250
Schlumberger, Ltd. ...............................         3,000       321,750
Tejas Gas Corp.(a) ...............................         6,000       260,250
The Walt Disney Co. ..............................         2,098       153,150
Trusted Information Systems, Inc.(a) .............        10,000       130,000
WorldCom, Inc.(a) ................................        10,000       220,000
                                                                       -------
                                                                     3,932,476
                                                                     ---------

TOTAL COMMON STOCKS (cost $7,404,144) ............                    8,812,302
                                                                      ---------

WARRANTS (12.5%)
United States (12.5%)
Bank of New York(a) ..............................        15,000     1,290,000
                                                                     ----------

TOTAL WARRANTS (cost $167,500)
                                                                     1,290,000
                                                                     ---------

SHORT-TERM HOLDINGS (1.8%)
1784 Institutional U.S. Treasury Money Market Fund       180,111       180,111
                                                                      --------

TOTAL SHORT-TERM HOLDINGS (cost $180,111) ........                    180,111
                                                                      --------
TOTAL INVESTMENTS (100.0%) (cost $7,751,755) .....                   $10,282,413
                                                                     ===========


(a) Non-income producing security.
(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A, or securities offered pursuant to
    Section 4(2) of the Securities Act of 1933, as amended.

ADR  American Depositary Receipts.


See notes to Financial Statements.         7               FORUM FUNDS(R)

                            AUSTIN GLOBAL EQUITY FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 1997



NOTE 1.  ORGANIZATION

Forum Funds(R) (the "Trust") is an open-end management investment company organized as a Delaware business trust. The Trust currently has eleven active investment portfolios (the "Funds"). The Trust Instrument of the Trust authorizes each Fund to issue an unlimited number of shares of beneficial interest without par value. Included in this report is Austin Global Equity Fund (the "Fund"), a diversified portfolio of the Trust that commenced operations on December 8, 1993.

Effective November 25, 1996, the Fund changed its fiscal year end to March 31. Prior to November 25, 1996, its fiscal year end was June 30.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.

The following represent significant accounting policies of the Fund:

SECURITY VALUATION - Securities held by the Fund for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services. If no sales are reported, the mean of the last bid and asked price is used. In the absence of readily available market quotations, securities are valued at fair value as determined by the Board of Trustees. Securities with a maturity of 60 days or less are valued at amortized cost.

INTEREST AND DIVIDEND INCOME - Interest income is accrued as earned. Dividends on securities held by the Fund are recorded on the ex-dividend date.

Distributions to Shareholders - Distributions from net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable income tax regulations.

ORGANIZATION COSTS - The costs incurred by the Fund in connection with its organization and registration of shares have been capitalized and are being amortized using the straight-line method over a five year period beginning with the commencement of the Fund's operations. Certain of these costs were paid by Forum Financial Services, Inc.(R) and have been reimbursed by the Fund.

FEDERAL TAXES - The Fund intends to qualify and continue to qualify each year as a regulated investment company and distribute all of its taxable income. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income tax provision is required.

EXPENSE  ALLOCATION  -  The  Trust  accounts   separately  for  the  assets  and
liabilities and operations of each Fund. Expenses that are directly attributable to more than one Fund are allocated among the respective Funds.

                                        8                         FORUM FUNDS(R)

                            AUSTIN GLOBAL EQUITY FUND
                    NOTES TO FINANCIAL STATEMENTS (continued)
                                 MARCH 31, 1997


REALIZED GAIN AND LOSS - Security transactions are accounted for on a trade date basis and realized gain and loss on investments sold are determined on the basis of identified cost.

FOREIGN CURRENCY TRANSLATION - The books and records of the Fund are maintained in United States dollars.

Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: assets and liabilities at the rate of exchange at the end of the respective period; purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities is not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Portfolio may enter into forward contracts to purchase or sell foreign currencies to protect against the effect on the U.S. dollar value of the underlying portfolio of possible adverse movements in foreign exchange rates. Risks associated with such contracts include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such contracts are recorded as unrealized gains or losses; realized gains or losses include net gains or losses on contracts which have terminated by settlement or by the Portfolio entering into offsetting commitments.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political and economic instability.


NOTE  3.  ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The investment adviser to the Fund is Austin Investment Management, Inc. ("Adviser"). Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.50% of the average daily net assets of the Fund. The Adviser has voluntarily waived a portion of their fees, so that total expenses of the Fund would not exceed 2.50% of average net assets. For the period ended March 31, 1997, fees waived were $69,562.

The administrator and distributor of the Fund is Forum Financial Services, Inc.(R) ("Forum"). Pursuant to an Administration and Distribution Agreement, Forum receives a fee from the Fund at an annual rate of 0.25% of the average annual daily net assets of the Fund. Forum may delegate to other persons responsibility for certain services under this Agreement. In addition, certain legal expenses of $5,503 were charged to the Fund by Forum.

Forum Financial Corp.(R) ("FFC") serves as the Company's transfer agent and dividend disbursing agent, and fund accountant. For its services in these capacities, FFC receives $12,000 plus certain shareholder account fees and $36,000 plus certain adjustments based on the type and volume of portfolio transactions, respectively. Forum and FFC are affiliated companies.

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 with respect to the Fund. Under the Plan, the Fund may reimburse Forum for the distribution expenses incurred by Forum on behalf of the Fund. The Fund may not reimburse Forum for any distribution expenses in any fiscal year of the Fund in excess of 0.25% of the average daily net assets of the Fund.


                                        9                         FORUM FUNDS(R)

                            AUSTIN GLOBAL EQUITY FUND
                    NOTES TO FINANCIAL STATEMENTS (continued)
                                 MARCH 31, 1997


NOTE 4.  SECURITY TRANSACTIONS

Purchases and sales of investment securities, other than short-term investments, totaled $4,487,792 and $5,154,159 respectively, for the period ended March 31, 1997.

For Federal income tax purposes, the tax cost basis of investment securities owned at March 31, 1997 was $7,751,755. The aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost was $2,811,079 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value was $280,421.

As of March 31, 1997, Austin Global Equity Fund had capital loss carryovers available to offset future capital gains of $221,856 to expire in 2004.

NOTE 5. FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE FISCAL YEAR (UNAUDITED)

Austin Global Equity Fund dividends declared consisted of 23.98% qualifying dividends, and 76.02% ordinary dividends.

NOTE 6.   ACQUISITION OF STONE BRIDGE FUNDS

At a meeting on October 15, 1996, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the "Agreement") for the acquisition of The Stone Bridge Funds, Inc. ("Stone Bridge") by the Trust. Pursuant to the Agreement, all of the assets and liabilities of the Stone Bridge Austin Global Equity Fund were transferred to the Forum Austin Global Equity Fund in exchange for shares of Forum Austin Global Equity Fund. The net assets attributed to Stone Bridge Austin Global Equity Fund were exchanged for 829,444 shares of Forum Austin Global Equity Fund. The reorganization, which qualified as a tax-free reorganization for Federal income tax purposes, was completed on November 25, 1996, following the approval of the reorganization by Stone Bridge shareholders. The results of operations occurring prior to the date of merger reflected in the accompanying financial statements are the results of operations of the Stone Bridge Austin Global Equity Fund. The following is a summary of the Net Assets, Shares Outstanding, Net Asset Value per share, and Unrealized Appreciation associated with the transaction:


                                            Before Acquisition                After Acquisition
                                            ------------------                -----------------
                                    Forum Austin     Stone Bridge Austin           Forum Austin
                                    Global Equity        Global Equity            Global Equity
                                    -------------        -------------            -------------
Net Assets                          $ 10.00              $ 11,095,887              $ 11,095,897
Shares Outstanding                     1.00                   829,444                   829,445
Net Asset Value, per share            10.00                     13.38                     13.38
Unrealized Appreciation                 -                 $ 2,842,016               $ 2,842,016


                                        10                        FORUM FUNDS(R)

                            AUSTIN GLOBAL EQUITY FUND
                              FINANCIAL HIGHLIGHTS



Selected per share data and ratios for a share outstanding throughout each period.


                                                              Nine Months          Year           Year          Period
                                                                 Ended            Ended           Ended         Ended
                                                               March 31,         June 30,       June 30,       June 30,
                                                                 1997              1996           1995         1994(a)
                                                            ----------------    -----------     ----------    -----------

Net Asset Value, Beginning of Period                               $13.19         $11.60          $9.80         $10.00
                                                            ----------------    -----------     ----------    -----------
Investment Operations
      Net Investment Income (Loss)                                  (0.11)         (0.12)          0.04(b)       (0.03)
      Net Realized and Unrealized  Gain (Loss)                       0.86           1.98           1.76          (0.17)
           on investments
                                                            ----------------    -----------     ----------    -----------
Total from Investment Operations                                     0.75           1.86           1.80          (0.20)
Distributions from
      Net Realized Gain on Investments                              (1.10)         (0.27)            -              -
                                                            ----------------    -----------     ----------    -----------
Net Asset Value, End of Period                                     $12.84         $13.19         $11.60          $9.80
                                                            ================    ===========     ==========    ===========

Total Return                                                        5.38%(c)       16.22%         18.37%         (3.57%)(d)

Ratio/Supplementary Data:
Net Assets at End of Period (000's omitted)                      $10,289         $10,326         $8,474         $7,646
Ratios to Average Net Assets:
      Expenses including reimbursement/waiveriver                   2.50%(d)        2.50%          2.50%          2.36%(d)
      Expenses excluding reimbursement/waiver                       3.38%(d)        3.25%          3.19%          4.18%(d)
      Net investment income (loss) including
               reimbursement/waiver                                (1.09%)(d)      (0.98%)         0.41%         (0.83%)(d)
Average Commission Rate (e)                                      $0.0383         $0.0542            N/A           N/A
Portfolio Turnover Rate                                            44.79%          93.55%         35.31%          2.49%




-----------------------------------------------

(a)  For the period December 8, 1993 (commencement of operations) through
     June 30, 1994.
(b)  Calculated using the weighted average shares outstanding.
(c)  Not annualized.
(d)  Annualized.
(e) Amount represents the average commission per share paid to brokers on the purchase and sale of equity securities.



                                        11                        FORUM FUNDS(R)

--------------------------------------------------------------------------------
                            AUSTIN GLOBAL EQUITY FUND
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------


The Board of Trustees and Shareholders,
   Forum Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Austin Global Equity Fund as of March 31, 1997, the related statements of operations for the nine months ended March 31, 1997, and the year ended June 30, 1996, the statement of changes in net assets for the nine months ended March 31, 1997, and the years ended June 30, 1996 and 1995, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, confirmation of securities owned as of March 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Austin Global Equity Fund, as of March 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.



Deloitte & Touche LLP
Boston, MA
May 9, 1997

                               INVESTMENT ADVISER
                       Austin Investment Management, Inc.
                           375 Park Avenue, Suite 2207
                             New York, NY 10152-2207




                                    CUSTODIAN
                        The First National Bank of Boston
                                  P.O. Box 1959
                           Boston, Massachusetts 02105




                                    TRUSTEES
                                 John Y. Keffer
                                 Costas Azaridis
                                 James C. Cheng
                                J. Michael Parish





                          ADMINISTRATOR AND DISTRIBUTOR
                        Forum Financial Service, Inc.(R)
                               Two Portland Square
                               Portland, ME 04101